                                                                  Exhibit 10.19

                                     FORM OF
                        COMMERCIAL PAPER DEALER AGREEMENT
                                  4(2) PROGRAM


                                     BETWEEN


                     AT&T WIRELESS SERVICES, INC., AS ISSUER

                                       AND


[Separate Agreement entered into by each of Merrill Lynch Money Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities
     LLC, Lehman Brothers Inc. and J.P. Morgan Securities Inc.], AS DEALER



                  CONCERNING NOTES TO BE ISSUED PURSUANT TO AN
                       ISSUING AND PAYING AGENCY AGREEMENT
                            DATED AS OF JUNE 1, 2001
                             BETWEEN THE ISSUER AND
              THE CHASE MANHATTAN BANK, AS ISSUING AND PAYING AGENT



                                   DATED AS OF

                                  JUNE 13, 2001
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                        COMMERCIAL PAPER DEALER AGREEMENT
                                  4(2) PROGRAM

         This agreement ("Agreement") sets forth the understandings between AT&T Wireless Services, Inc. (the "Issuer") and ______________, as dealer for Notes (as such term is defined below) (the "Dealer"), each named on the cover page hereof, in connection with the issuance and sale by the Issuer of its short-term promissory notes (the "Notes") through the Dealer.

         Certain terms used in this Agreement are defined in Section 6 hereof.

         The Addendum to this Agreement, and any Annexes or Exhibits described in this Agreement or such Addendum, are hereby incorporated into this Agreement and made fully a part hereof.

1.       OFFERS, SALES AND RESALES OF NOTES

         1.1 While (i) the Issuer has and shall have no obligation to sell the Notes to the Dealer or to permit the Dealer to arrange any sale of the Notes for the account of the Issuer, and (ii) the Dealer has and shall have no obligation to purchase the Notes from the Issuer or to arrange any sale of the Notes for the account of the Issuer, the parties hereto agree that in any case where a Dealer purchases Notes from the Issuer, or arranges for the sale of Notes by the Issuer, such Notes will be purchased or sold by such Dealer in reliance on the representations, warranties, covenants and agreements of the Issuer contained herein or made pursuant hereto and on the terms and conditions and in the manner provided herein.

         1.2 So long as this Agreement shall remain in effect, and in addition to the limitations contained in Section 1.7 hereof, the Issuer shall not, without the consent of the Dealer, offer, solicit or accept offers to purchase, or sell, any Notes except (a) in transactions with one or more dealers which may from time to time after the date hereof become dealers with respect to the Notes by executing with the Issuer one or more agreements which contain provisions substantially identical to those contained in Section 1 of this Agreement, of which the Issuer hereby undertakes to provide the Dealer prompt notice, (b) in transactions with the other dealers listed on the Addendum hereto, which are executing agreements with the Issuer which contain provisions substantially identical to Section 1 of this Agreement contemporaneously herewith or (c) in accordance with Section 1.6(i) hereof. In no event shall the Issuer offer, solicit or accept offers to purchase, or sell, any Notes directly on its own behalf in transactions with persons other than broker-dealers as specifically permitted in this Section 1.2.

         1.3 The Notes shall be in a minimum denomination of $250,000 or integral multiples of $1,000 in excess thereof, will bear such interest rates, if interest bearing, or will be sold at such discount from their face amounts, as shall be agreed upon by the applicable Dealer and the Issuer, shall have a maturity not exceeding 365 days from the date of issuance
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(exclusive of days of grace), and shall not contain any provision for extension, renewal or automatic "rollover."

         1.4 The authentication and issuance of, and payment for, the Notes shall be effected in accordance with the Issuing and Paying Agency Agreement, and the Notes shall be either individual physical certificates or book-entry notes evidenced by a Master Note (as such term is defined in the Issuing and Paying Agency Agreement) registered in the name of DTC or its nominee, in the form or forms annexed to the Issuing and Paying Agency Agreement.

         1.5 If the Issuer and a Dealer shall agree on the terms of the purchase of any Note by such Dealer or the sale of any Note arranged by such Dealer (including, but not limited to, agreement with respect to the date of issue, purchase price, principal amount, maturity and interest rate (in the case of interest-bearing Notes) or discount thereof (in the case of Notes issued on a discount basis), and appropriate compensation for such Dealer's services hereunder) pursuant to this Agreement, the Issuer shall cause such Note to be issued and delivered in accordance with the terms of the Issuing and Paying Agency Agreement and payment for such Note shall be made by the purchaser thereof, either directly or through such Dealer, to the Issuing and Paying Agent, for the account of the Issuer. Except as otherwise agreed, in the event that a Dealer is acting as an agent and a purchaser shall either fail to accept delivery of or make payment for a Note on the date fixed for settlement, such Dealer shall promptly notify the Issuer, and if such Dealer has theretofore paid the Issuer for the Note, the Issuer will promptly return such funds to such Dealer against its return of the Note to the Issuer, in the case of a certificated Note, and upon notice of such failure in the case of a book-entry Note. If such failure occurred for any reason other than default by a Dealer, the Issuer shall reimburse such Dealer on an equitable basis for such Dealer's loss of the use of such funds for the period such funds were credited to the Issuer's account.

         1.6 The Dealer and the Issuer hereby establish and agree to observe the following procedures in connection with offers, sales and subsequent resales or other transfers of the Notes:

                  (a) Offers and sales of the Notes by or through a Dealer shall be made only to: (i) investors reasonably believed by such Dealer to be Qualified Institutional Buyers, Institutional Accredited Investors or Sophisticated Individual Accredited Investors and (ii) non-bank fiduciaries or agents that will be purchasing Notes for one or more accounts, each of which is reasonably believed by such Dealer to be an Institutional Accredited Investor or Sophisticated Individual Accredited Investor.

                  (b) Resales and other transfers of the Notes by the holders thereof shall be made only in accordance with the restrictions in the legend described in clause (e) below.

                  (c) No general solicitation or general advertising shall be used in connection with the offering of the Notes. Without limiting the generality of the foregoing, without the prior written approval of the Dealer, the Issuer shall not issue any press release or place or publish any "tombstone" or other advertisement relating to the Notes.
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                  (d) No sale of Notes to any one purchaser shall be for less than $250,000 principal or face amount, and no Note shall be issued in a smaller principal or face amount. If the purchaser is a non-bank fiduciary acting on behalf of others, each person for whom such purchaser is acting must purchase at least $250,000 principal or face amount of Notes.

                  (e) Offers and sales of the Notes by the Issuer through a Dealer acting as agent for the Issuer shall be made in accordance with Rule 506 under the Securities Act, and shall be subject to the restrictions described in the legend appearing on Exhibit A hereto. A legend substantially to the effect of such Exhibit A shall appear as part of the Private Placement Memorandum used in connection with offers and sales of Notes hereunder, as well as on each individual certificate representing a Note and each Master Note representing book-entry Notes offered and sold pursuant to this Agreement.

                  (f) A Dealer shall furnish or shall have furnished to each purchaser of Notes for which it has acted as the Dealer a copy of the then-current Private Placement Memorandum unless such purchaser has previously received a copy of the Private Placement Memorandum as then in effect. The Private Placement Memorandum shall expressly state that any person to whom Notes are offered shall have an opportunity to ask questions of, and receive information from, the Issuer and such Dealer and shall provide the names, addresses and telephone numbers of the persons from whom information regarding the Issuer may be obtained.

                  (g) The Issuer agrees, for the benefit of the Dealer and each of the holders and prospective purchasers from time to time of the Notes that, if at any time the Issuer shall not be subject to Section 13 or 15(d) of the Exchange Act, the Issuer will furnish, upon request and at its expense, to the Dealer and to holders and prospective purchasers of Notes information required by Rule 144A(d)(4)(i) in compliance with Rule 144A(d).

                  (h) In the event that any Note offered or to be offered by a Dealer would be ineligible for resale under Rule 144A, the Issuer shall immediately notify such Dealer (by telephone, confirmed in writing) of such fact and shall promptly prepare and deliver to such Dealer an amendment or supplement to the Private Placement Memorandum describing the Notes that are ineligible, the reason for such ineligibility and any other relevant information relating thereto.

                  (i) The Issuer represents that it may issue commercial paper in the United States market in reliance upon, and in compliance with, the exemption provided by Section 3(a)(3) of the Securities Act. If it does so, the Issuer agrees that (a) the proceeds from the sale of the Notes will be segregated from the proceeds of the sale of any such commercial paper by being placed in a separate account; (b) the Issuer will institute appropriate corporate procedures to ensure that the offers and sales of notes issued by the Issuer pursuant to the Section 3(a)(3) exemption are not integrated with offerings and sales of Notes hereunder; and (c) the Issuer will comply with each of the requirements of Section 3(a)(3) of the Act in selling commercial paper or other short-term debt securities other than the Notes in the United States.
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         1.7 The Issuer hereby represents and warrants to the Dealer, in connection with offers, sales and resales of Notes, as follows:

                  (a) Issuer hereby confirms to the Dealer that (except as permitted by Section 1.6(i)) within the preceding six months neither the Issuer nor any person other than the Dealer or the other dealers referred to in Section
1.2 hereof acting on behalf of the Issuer has offered or sold any Notes, or any substantially similar security of the Issuer (including, without limitation, medium-term notes issued by the Issuer), to, or solicited offers to buy any such security from, any person other than the Dealer or the other dealers referred to in Section 1.2 hereof. The Issuer also agrees that (except as permitted by Section 1.6(i)), as long as the Notes are being offered for sale by the Dealer and the other dealers referred to in Section 1.2 hereof as contemplated hereby and until at least six months after the offer of Notes hereunder has been terminated, neither the Issuer nor any person other than the Dealer or the other dealers referred to in Section 1.2 hereof (except as contemplated by Section 1.2 hereof) will offer the Notes or any substantially similar security of the Issuer for sale to, or solicit offers to buy any such security from, any person other than the Dealer or the other dealers referred to in Section 1.2 hereof, it being understood that such agreement is made with a view to bringing the offer and sale of the Notes within the exemption provided by Section 4(2) of the Securities Act and shall survive any termination of this Agreement. The Issuer hereby represents and warrants that it has not taken or omitted to take, and will not take or omit to take, any action that would cause the offering and sale of Notes hereunder to be integrated with any other offering of securities, whether such offering is made by the Issuer or some other party or parties.

                  (b) The Issuer represents and agrees that the proceeds of the sale of the Notes are not currently contemplated to be used for the purpose of buying, carrying or trading securities within the meaning of Regulation T and the interpretations thereunder by the Board of Governors of the Federal Reserve System. In the event that the Issuer determines to use such proceeds for the purpose of buying, carrying or trading securities, whether in connection with an acquisition of another company or otherwise, the Issuer shall give the Dealer at least five business days' prior written notice to that effect. The Issuer shall also give the Dealer prompt notice of the actual date that it commences to purchase securities with the proceeds of the Notes. Thereafter, in the event that a Dealer purchases Notes as principal and does not resell such Notes on the day of such purchase, to the extent necessary to comply with Regulation T and the interpretations thereunder, such Dealer will sell such Notes either (i) only to offerees it reasonably believes to be QIBs or to QIBs it reasonably believes are acting for other QIBs, in each case in accordance with Rule 144A or (ii) in a manner which would not cause a violation of Regulation T and the interpretations thereunder.

2.       REPRESENTATIONS AND WARRANTIES OF ISSUER

         The Issuer represents and warrants to the Dealer:

         2.1 The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all the requisite power and authority to execute, deliver and perform its obligations under the Notes, this Agreement and the Issuing and Paying Agency Agreement.

         2.2 This Agreement and the Issuing and Paying Agency Agreement have been duly authorized, executed and delivered by the Issuer and constitute legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         2.3 The Notes have been duly authorized, and when issued as provided in the Issuing and Paying Agency Agreement, will be duly and validly issued and will constitute legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         2.4 The offer and sale of Notes in the manner contemplated hereby do not require registration of the Notes under the Securities Act, pursuant to the exemption from registration contained in Section 4(2) thereof, and no indenture in respect of the Notes is required to be qualified under the Trust Indenture Act of 1939, as amended.

         2.5 The Notes will rank at least pari passu with all other unsecured and unsubordinated indebtedness of the Issuer.

         2.6 No consent or action of, or filing or registration with, any governmental or public regulatory body or authority, including the SEC, is required to authorize, or is otherwise required in connection with the execution, delivery or performance of, this Agreement, the Notes or the Issuing and Paying Agency Agreement, except as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes.

         2.7 Neither the execution and delivery of this Agreement and the
Issuing and Paying Agency Agreement, nor the issuance of the Notes in accordance with the Issuing and Paying Agency Agreement, nor the fulfillment of or compliance with the terms and provisions hereof or thereof by the Issuer, will
(i) result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Issuer, or (ii) violate or result in a breach or a default under any of the terms of the Issuer's charter documents or by-laws, any contract or instrument to which the Issuer is a party or by which it or its property is bound, or any law or regulation, or any order, writ, injunction or decree of any court or government instrumentality, to which the Issuer is subject or by which it or its property is bound, which breach or default might have a material adverse effect on the condition (financial or otherwise), operations or business prospects of the Issuer or the ability of the Issuer to perform its obligations under this Agreement, the Notes or the Issuing and Paying Agency Agreement.
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         2.8 The Issuer is not an "investment company" or an entity "controlled"
by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         2.9 The Private Placement Memorandum delivered to investors in connection with any sale of Notes will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         2.10 Each (a) issuance of Notes by the Issuer hereunder and (b) amendment or supplement of the Private Placement Memorandum shall be deemed a representation and warranty by the Issuer to the applicable Dealer, as of the date thereof, that, both before and after giving effect to such issuance and after giving effect to such amendment or supplement, the representations and warranties given by the Issuer set forth above in this Section 2 remain true and correct on and as of such date as if made on and as of such date.

3.       COVENANTS AND AGREEMENTS OF ISSUER

         The Issuer covenants and agrees that:

         3.1 The Issuer will give the Dealer prompt notice (but in any event prior to any subsequent issuance of Notes hereunder) of any amendment to, modification of or waiver with respect to, the Notes or the Issuing and Paying Agency Agreement, including a complete copy of any such amendment, modification or waiver.

         3.2 The Issuer shall not request the Dealer to place or purchase Notes whenever there shall have occurred any change in the Issuer's condition (financial or otherwise), operations or business prospects or any development or occurrence in relation to the Issuer that would be material to potential holders of the Notes (including any downgrading or receipt of any notice of intended or potential downgrading or any review for potential change in the rating accorded any of the Issuer's securities by any nationally recognized statistical rating organization which has published a rating of the Notes).

         3.3 The Issuer shall from time to time furnish to a Dealer such publicly available information as such Dealer may reasonably request, including, without limitation, any press releases or material provided by the Issuer to any national securities exchange or rating agency, regarding (i) the Issuer's operations and financial condition, (ii) the due authorization and execution of the Notes and (iii) the Issuer's ability to pay the Notes as they mature.

         3.4 The Issuer will take all such action as the Dealer may reasonably request to ensure that each offer and each sale of the Notes will comply with any applicable state Blue Sky laws; provided, however, that the Issuer shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.
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         3.5 The Issuer shall not issue Notes hereunder until the Dealer shall have received (a) an opinion of counsel to the Issuer, addressed to the Dealer, satisfactory in form and substance to the Dealer, (b) a copy of the executed Issuing and Paying Agency Agreement as then in effect, (c) a copy of resolutions adopted by the Board of Directors of the Issuer, satisfactory in form and substance to the Dealer and certified by the Secretary or similar officer of the Issuer, authorizing execution and delivery by the Issuer of this Agreement, the Issuing and Paying Agency Agreement and the Notes and consummation by the Issuer of the transactions contemplated hereby and thereby, (d) prior to the issuance of any Notes represented by a book-entry note registered in the name of DTC or its nominee, a copy of the executed Letter of Representations among the Issuer, the Issuing and Paying Agent and DTC and (e) such other certificates, opinions, letters and documents as the Dealer shall have reasonably requested.

         3.6 The Issuer shall reimburse the Dealer for all of the Dealer's out-of-pocket expenses related to this Agreement, including expenses incurred in connection with its preparation and negotiation, and the transactions contemplated hereby (including, but not limited to, the printing and distribution of the Private Placement Memorandum), and, if applicable, for the reasonable fees and out-of-pocket expenses of the Dealer's counsel.

4.       DISCLOSURE

         4.1 The Private Placement Memorandum and its contents (other than the Dealer Information) shall be the sole responsibility of the Issuer. The Private Placement Memorandum shall contain a statement expressly offering an opportunity for each prospective purchaser to ask questions of, and receive answers from, the Issuer concerning the offering of Notes and to obtain relevant additional information which the Issuer possesses or can acquire without unreasonable effort or expense.

         4.2 The Issuer agrees to promptly furnish the Dealer the Company Information as it becomes publicly available.

         4.3 At any time that the Issuer has directed a Dealer to purchase Notes from the Issuer and place such Notes in inventory, and such Dealer has done so and continues to hold such Notes in its inventory, then the Issuer agrees:

                  (a) to notify such Dealer promptly upon the occurrence of any event (but not as to the substance of any such event) relating to or affecting the Issuer that would cause the Company Information then in existence to include an untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading; the provision of such notification will be held in confidence by such Dealer, provided that the Issuer shall not be able to issue Notes pursuant to this Agreement until such time as the Issuer has supplemented or amended the Company Information so that the Company Information, as amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (b) (i) promptly to supplement or amend the Company Information so that the Company Information, as amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Issuer shall make such supplement or amendment available to such Dealer; or (ii) the Issuer shall purchase from such Dealer any such Notes at a price equal to: (a) the principal amount thereof plus accrued and unpaid interest thereon, in the case of an interest-bearing Note, or (b) the face amount thereof discounted on a ratable basis based on the Issuer's market rate reflecting the remaining period until maturity in relation to the original term, in the case of such Note issued on a discount basis, provided that no commissions or fees will be paid to such Dealer in connection with any such repurchase pursuant to this Section 4.3(b)(ii).

5.       INDEMNIFICATION AND CONTRIBUTION

         5.1 The Issuer agrees to assume liability for and indemnify, protect and hold harmless the Dealer, each individual, corporation, partnership, trust, association or other entity ("Person") controlling the Dealer, and their respective directors, officers, incorporators, shareholders, partners, servants, trustees, employees and agents (all of such indemnified entities hereinafter "Indemnitees" or, if the context requires, "indemnified parties") from and against any and all losses, liabilities, claims, damages, penalties, causes of action, suits, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) or judgments of whatever kind and nature, imposed upon, incurred by or asserted against the Indemnitees, which are (x) based on or arising under the securities laws of the United States of America or of any state or of any regulation, rule or interpretation thereunder or thereof to the extent arising from the transactions contemplated hereby except as may otherwise be limited herein, (y) based upon the inaccuracy of any representation made or reaffirmed by the Issuer, or the breach of any agreement or covenant of the Issuer contained herein, or (z) based upon any untrue statement or alleged untrue statement of a material fact or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  It is agreed, however, that the obligations of the Issuer under this indemnification shall not extend to any liability of any Indemnitee arising out of (i) any untrue statement or alleged untrue statement of a material fact contained in the Private Placement Memorandum, or the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case, to the extent such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information relating to a Dealer in its capacity as agent for the sale of the Notes or a Dealer's activities pursuant to this Agreement furnished to the Issuer by or on behalf of the Dealer specifically for use in connection with the preparation of the Private Placement Memorandum or (ii) the Dealer's willful misconduct or gross negligence in the performance of its obligations under this Agreement or to any liability arising out of a material breach by a Dealer of its obligations under this Agreement.

         5.2 The Dealer agrees to indemnify and hold harmless the Issuer, its directors, its officers, and each person who controls the Issuer within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act"" (all such indemnified entities hereinafter the "Issuer Indemnitees" or, if the context requires, the "indemnified parties") against any and all losses, liabilities, claims, damages, penalties, causes of action, suits, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) to which the Issuer or Issuer Indemnitees may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, insofar as such losses, liabilities, claims, damages, penalties, causes of action, suits, costs or expenses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Private Placement Memorandum, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to written information relating to the Dealer in their capacity as agents for the sale of the Notes or the Dealer's activities pursuant to this Agreement furnished to the Issuer by or on behalf of the Dealer specifically for use in connection with the preparation of the Private Placement Memorandum.

         5.3 The Issuer and the Dealer agree that upon the commencement of any action against any Issuer Indemnitee or any Indemnitee in respect of which indemnity may be sought on account of any indemnity agreement contained herein, it will promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought, but the omission so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party or parties otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party or parties shall be entitled to participate at its or their own expense in the defense of such action, or, if it or they so elect, to assume the defense of such action, and in the latter event such defense shall be conducted by counsel chosen by such indemnifying party or parties and reasonably satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party or parties shall not elect to assume the defense of such action, such indemnifying party or parties will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them. In the event that the parties to any such action (including impleaded parties) include both the indemnifying party and the indemnified party and either (i) the indemnifying party or parties and indemnified party or parties mutually agree or
(ii) representation of both the indemnifying party or parties and the indemnified party or parties by the same counsel is inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, then the indemnifying party or parties shall not have the right to assume the defense of such action on behalf of such indemnified party or parties and will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them and satisfactory to the indemnifying party or parties, it being understood that the indemnifying party or parties shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such indemnified parties, which firm shall be designated in writing by the Issuer, in the case of the Issuer Indemnitees, and the applicable Dealer, in the case of the Indemnitees. The indemnifying party or parties shall not be liable under this Agreement with respect to any settlement made by any indemnified party or parties without prior written consent by the indemnifying party or parties to such settlement, which consent shall not be unreasonably withheld or delayed.

         5.4 The foregoing indemnities will also extend to any supplemental material subsequently furnished to (i) the Dealer by the Issuer or (ii) the Issuer by a Dealer and distributed to purchasers or prospective purchasers during the term of this Agreement.

         5.5 In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section is for any reason held unavailable (other than in accordance with the terms of this section), the Issuer or the Dealer, as the case may be, on the one hand, and any Indemnitees or Issuer Indemnitees, as the case may be, on the other hand, sought to be charged with any liability shall contribute to the aggregate costs of satisfying such liability in such proportion as is appropriate to reflect (i) the relative benefits received by the Issuer on the one hand and the Dealer on the other from the offering of the Notes and (ii) the relative fault of the Issuer on the one hand and the Dealer on the other in connection with the actions, inactions, statements or omissions which resulted in such losses, liabilities, claims, damages, penalties, costs and expenses, as well as any other relevant equitable considerations. The relative benefits received by the Issuer, on the one hand, and the Dealer, on the other hand, in connection with the offering of the Notes (before deducting expenses) received by the Issuer bear to the total commission and other compensation received by the Dealer in respect thereof. The relative fault of the Dealer, on the one hand, and the Issuer, on the other and, shall be determined by reference to, among other things, (i) in the case of actions or inactions, the party responsible for such actions or inactions, the parties' relative intent and the opportunity of the parties to prevent or take corrective measures with respect to such actions or inactions, and (ii) in the case of an untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, whether such untrue statement or omission or alleged untrue statement or omission relates to information supplied by the Dealer or the Issuer and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuer, on the one hand, and the Dealer, on the other hand, agree that it would not be just and equitable if contribution pursuant to this Section 5.5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. For purposes of this Section 5.5, each Indemnitee shall have the same rights to contribution as the Dealer and each Issuer Indemnitee shall have the same rights to contribution as the Issuer. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 5.5, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this Section 5.5.

         5.6 The obligations of the Issuer under this Section 5 shall survive any termination of this Agreement, in whole or in part.

6.       DEFINITIONS

         6.1 "Company Information" at any given time shall mean all documents filed by the Issuer pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.

         6.2 "Dealer" shall mean _____________

         6.3 "Dealer Information" shall mean material concerning a Dealer provided by such Dealer in writing expressly for inclusion in the Private Placement Memorandum.

         6.4 "DTC" shall mean The Depository Trust Company.

         6.5 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         6.6 "Indemnitee" shall have the meaning set forth in Section 5.1.

         6.7 "Institutional Accredited Investor" shall mean an institutional investor that is an accredited investor within the meaning of Rule 501 under the Securities Act and that has such knowledge and experience in financial and business matters that it is capable of evaluating and bearing the economic risk of an investment in the Notes, including, but not limited to, a bank, as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution, as defined in Section 3(a)(5)(a) of the Securities Act, whether acting in its individual or fiduciary capacity.

         6.8 "Issuing and Paying Agency Agreement" shall mean the issuing and paying agency agreement described on the cover page of this Agreement, as such agreement may be amended or supplemented from time to time.

         6.9 "Issuing and Paying Agent" shall mean the party designated as such on the cover page of this Agreement, as issuing and paying agent under the Issuing and Paying Agency Agreement, or any successor thereto in accordance with the Issuing and Paying Agency Agreement.

         6.10 "Non-bank fiduciary or agent" shall mean a fiduciary or agent other than (a) a bank, as defined in Section 3(a)(2) of the Securities Act, or
(b) a savings and loan association, as defined in Section 3(a)(5)(a) of the Securities Act.

         6.11 "Private Placement Memorandum" shall mean the private placement memorandum prepared by the Issuer in accordance with Section 4 (including the Company Information and all other materials referred to therein or incorporated by reference therein) provided to purchasers and prospective purchasers of the Notes, and shall include amendments and supplements thereto which may be prepared from time to time in accordance with this Agreement (other than any amendment or supplement that has been completely superseded by a later amendment or supplement).

         6.12 "Qualified Institutional Buyer" shall have the meaning assigned to that term in Rule 144A under the Securities Act.

         6.13 "Rule 144A" shall mean Rule 144A under the Securities Act.

         6.14 "SEC" shall mean the U.S. Securities and Exchange Commission.

         6.15 "Securities Act" shall mean the Securities Act of 1933, as amended.

         6.16 "Sophisticated Individual Accredited Investor" shall mean an individual who (a) is an accredited investor within the meaning of Regulation D under the Securities Act and (b) based on his or her pre-existing relationship with a Dealer, is reasonably believed by such Dealer to be a sophisticated investor (i) possessing such knowledge and experience (or represented by a fiduciary or agent possessing such knowledge and experience) in financial and business matters that he or she is capable of evaluating and bearing the economic risk of an investment in the Notes and (ii) having a net worth of at least $5 million.

7.       GENERAL

         7.1 Unless otherwise expressly provided herein, all notices under this Agreement to parties hereto shall be in writing and shall be effective when received at the address of the respective party set forth in the Addendum to this Agreement.

         7.2 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws provisions.

         7.3 The Issuer agrees that any suit, action or proceeding brought by the Issuer against a Dealer in connection with or arising out of this Agreement or the Notes or the offer and sale of the Notes shall be brought solely in the United States federal courts located in the Borough of Manhattan or the courts of the State of New York located in the Borough of Manhattan. Each of the Dealer and the Issuer waives its right to trial by jury in any suit, action or proceeding with respect to this Agreement or the transactions contemplated hereby.

         7.4 This Agreement may be terminated, at any time, by the Issuer, upon one business day's prior notice to such effect to the Dealer, or by the Dealer upon one business day's prior notice to such effect to the Issuer. Any such termination, however, shall not affect the obligations of the Issuer under Sections 3.6, 5 and 7.3 hereof or the respective representations, warranties, agreements, covenants, rights or responsibilities of the parties made or arising prior to the termination of this Agreement.

         7.5 This Agreement is not assignable by either party hereto without the written consent of the other party; provided, however, that a Dealer may assign its rights and obligations under this Agreement to any affiliate of such Dealer.

         7.6 This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         7.7 This Agreement is for the exclusive benefit of the parties hereto, and their respective permitted successors and assigns hereunder, and shall not be deemed to give any legal or equitable right, remedy or claim to any other person whatsoever.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

                                      AT&T WIRELESS SERVICES INC., AS ISSUER



                                      By:
                                          -------------------------------------
                                      Name:
                                      Title:



                                                       , AS DEALER
                                      -----------------

                                      By:
                                          -------------------------------------
                                      Name:
                                      Title:

                                    ADDENDUM


1. The other dealers referred to in clause (b) of Section 1.2 of the Agreement are [all of the dealers except the Dealer party to this Agreement]

2.       The addresses of the respective parties for purposes of notices under
Section 7.1 are as follows:

For the Issuer:                            AT&T Wireless Services, Inc.

                  Address:
                                           ------------------------------------

                                           ------------------------------------

                                           ------------------------------------

                                           ------------------------------------

                  Attention:
                                           ------------------------------------
                  Telephone number:
                                           ------------------------------------
                  Fax number:
                                           ------------------------------------



         For the Dealer:
                                           ------------------------------------

                  Address:
                                           ------------------------------------

                                           ------------------------------------

                                           ------------------------------------

                  Attention:
                                           ------------------------------------
                  Telephone number:
                                           ------------------------------------
                  Fax number:
                                           ------------------------------------

                                    EXHIBIT A

                               FORM OF LEGEND FOR
                     PRIVATE PLACEMENT MEMORANDUM AND NOTES

         THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW, AND OFFERS AND SALES THEREOF MAY BE MADE ONLY IN COMPLIANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER WILL BE DEEMED TO REPRESENT THAT IT HAS BEEN AFFORDED AN OPPORTUNITY TO INVESTIGATE MATTERS RELATING TO THE ISSUER AND THE NOTES, THAT IT IS NOT ACQUIRING SUCH NOTE WITH A VIEW TO ANY DISTRIBUTION THEREOF AND THAT IT IS EITHER (a) AN INSTITUTIONAL INVESTOR OR HIGHLY SOPHISTICATED INDIVIDUAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a) UNDER THE ACT AND WHICH, IN THE CASE OF AN INDIVIDUAL, (i) POSSESSES SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT HE OR SHE IS CAPABLE OF EVALUATING AND BEARING THE ECONOMIC RISK OF AN INVESTMENT IN THE NOTES AND (ii) HAS A NET WORTH OF AT LEAST $5 MILLION (AN "INSTITUTIONAL ACCREDITED INVESTOR" OR "SOPHISTICATED INDIVIDUAL ACCREDITED INVESTOR", RESPECTIVELY) AND THAT EITHER IS PURCHASING NOTES FOR ITS OWN ACCOUNT, IS A U.S. BANK (AS DEFINED IN SECTION 3(a)(2) OF THE ACT) OR A SAVINGS AND LOAN ASSOCIATION OR OTHER INSTITUTION (AS DEFINED IN SECTION 3(a)(5)(a) OF THE ACT) ACTING IN ITS INDIVIDUAL OR FIDUCIARY CAPACITY OR IS A FIDUCIARY OR AGENT (OTHER THAN A U.S. BANK OR SAVINGS AND LOAN) PURCHASING NOTES FOR ONE OR MORE ACCOUNTS EACH OF WHICH IS SUCH AN INSTITUTIONAL ACCREDITED INVESTOR OR SOPHISTICATED INDIVIDUAL ACCREDITED INVESTOR (i) WHICH ITSELF POSSESSES SUCH KNOWLEDGE AND EXPERIENCE OR (ii) WITH RESPECT TO WHICH SUCH PURCHASER HAS SOLE INVESTMENT DISCRETION; OR (b) A QUALIFIED INSTITUTIONAL BUYER ("QIB") WITHIN THE MEANING OF RULE 144A UNDER THE ACT WHICH IS ACQUIRING NOTES FOR ITS OWN ACCOUNT OR FOR ONE OR MORE ACCOUNTS, EACH OF WHICH IS A QIB AND WITH RESPECT TO EACH OF WHICH THE PURCHASER HAS SOLE INVESTMENT DISCRETION; AND THE PURCHASER ACKNOWLEDGES THAT IT IS AWARE THAT THE SELLER MAY RELY UPON THE EXEMPTION FROM THE REGISTRATION PROVISIONS OF SECTION 5 OF THE ACT PROVIDED BY RULE 144A. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER THEREOF SHALL ALSO BE DEEMED TO AGREE THAT ANY RESALE OR OTHER TRANSFER THEREOF WILL BE MADE ONLY (a) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE ACT, EITHER (1) TO THE ISSUER OR TO LEHMAN BROTHERS INC. OR ANOTHER PERSON DESIGNATED BY THE ISSUER AS A PLACEMENT AGENT FOR THE NOTES (COLLECTIVELY, THE "PLACEMENT AGENTS"), NONE OF WHICH SHALL HAVE ANY OBLIGATION TO ACQUIRE SUCH NOTE, (2) THROUGH A PLACEMENT AGENT TO AN INSTITUTIONAL ACCREDITED INVESTOR, SOPHISTICATED INDIVIDUAL ACCREDITED INVESTOR OR A QIB, OR (3) TO A QIB IN A TRANSACTION THAT MEETS THE REQUIREMENTS OF RULE 144A AND (b) IN MINIMUM AMOUNTS OF $250,000.